SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): May 13, 2003

LTX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	04-2594045

(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

LTX Park at University Avenue, Westwood, Massachusetts	02090

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (781) 461-1000

Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 13, 2003 of LTX Corporation.

Item 9.    Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

On May 13, 2003, LTX Corporation issued a press release announcing its financial results for the quarter ended April 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003	LTX CORPORATION

	By:	/s/ Mark J. Gallenberger
Mark J. Gallenberger Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 13, 2003